                         REGISTRATION RIGHTS AGREEMENT



                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into effective as of this 19th day of December, 1994, by and among NATIONAL MEDIA CORPORATION (the "Company"), and the persons whose signatures appear on the execution pages of this Agreement.

                                   BACKGROUND

                  Pursuant to a Securities Purchase Agreement dated as of September 30, 1994, as amended by the Amendment to Securities Purchase Agreement dated as of December 19, 1994 (the "Initial Series B Agreement"), the Company has issued 32,250 shares of its Series B Preferred Stock and warrants to purchase up to 387,000 shares of the Company's Common Stock to a group of investors (the "Initial Series B Issuance"). In addition, (i) the Company has issued warrants to purchase 2,250,000 shares of Common Stock to Safeguard Scientifics (Delaware), Inc. ("SSI") pursuant to a Note and Warrant Purchase Agreement (the "Note Agreement") dated as of October 19, 1994 (the "SSI Warrants"); and (ii) the Company has entered into an agreement with SSI and certain other investors dated as of November 30, 1994 providing for the issuance of up to 134,500 shares of Series B Preferred Stock and warrants to purchase up to 1,614,000 shares of Common Stock (the "Second Series B Issuance"). The Company may also issue up to an additional 94,250 units of its securities at a purchase price of at least $40.00 per unit, each unit consisting of (i) one share of Series B Preferred Stock and (ii) a warrant to purchase 12 shares of Common Stock at an exercise price of at least $4.80 per share in one or more rounds of financing (the "Subsequent Financing Rounds").

                  The Series B Preferred Stock issued in the Initial Series B Issuance, the Series B Preferred Stock issued in the Second Series B Issuance, and the Series B Preferred Stock to be issued in the Subsequent Financing Rounds are hereinafter called the "Series B Preferred Stock"; the Warrants issued in the Initial Series B Issuance, the Warrants issued in the Second Series B Issuance, the Warrants to be issued in Subsequent Financing Rounds and the Warrants issued pursuant to the Note Agreement are hereinafter called the "Warrants"; the shares of Common Stock issuable upon the conversion of the Series B Preferred Stock and the exercise of the Warrants are hereinafter called the "Shares"; and the persons purchasing the Series B Preferred Stock and the Warrants in the Initial Series B Issuance, pursuant to the Note Agreement, in the Second Series B Issuance, and in the Subsequent Financing Rounds are hereinafter called the "investors."


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                  In order to induce the investors to purchase the Company's securities as described above, the Company has agreed to provide the registration rights set forth in this Agreement to those investors listed on
Schedule 1 hereto and to any investors in Subsequent Financing Rounds who elect to sign this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

                  1.       Piggyback Registration.

                           (a)      If at any time the Company proposes for any
reason to register any of its equity securities under the Securities Act of 1933 (the "1933 Act"), other than on Form S-8 or Form S-4 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall each such time promptly give written notice to the registered holders of the Eligible Securities (as defined in Section 2(c)) of its intention to do so, and, upon the written request, given within 30 days after receipt of any such notice, of a holder to register any of its Eligible Securities, the Company shall (subject to Section 9.1(b) hereof) use its best efforts to cause all Eligible Securities with respect to which holders shall have so requested registration to be registered under the 1933 Act promptly upon receipt of the written request of such holders for such registration, all to the extent required to permit the sale or other disposition by the holders of the Eligible Securities so registered in the manner contemplated by such holders.

                           (b)      In the event that any registration pursuant
to this Section 1 shall be, in whole or in part, an underwritten offering of securities of the Company, the Company shall arrange for the Eligible Securities requested to be registered pursuant to this Section 1 to be included in the underwriting on the same terms and conditions as the comparable securities, if any, otherwise being sold through such underwriters under such registration; provided, however, that if the managing underwriter determines and advises in writing that the inclusion of any or all Eligible Securities in the registration statement covered by the requests for registration made under this Section 1 would be detrimental to the offering of the securities being sold by the Company for its own account in such registration, then the requisite number of Eligible Securities shall be excluded from registration hereunder on a pro rata basis among the holders of the Eligible Securities requesting such registration based upon the number of Eligible Securities each holder requests to have registered. For purposes of computing the number of Eligible Securities held by each holder of Eligible Securities that must be excluded from registration, a share of

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Preferred Stock shall be considered equal to the number of shares of Common
Stock issuable upon the conversion thereof and a Warrant shall be considered equal to the number of shares of Common Stock issuable upon the exercise thereof.

                  2.       Demand Registration.

                           (a)     The registered holders of not less than 37.5%
of the Eligible Securities may at any time request in writing that the Company cause a registration statement to be filed under the 1933 Act with respect to such of their Eligible Securities as they shall specify in such request. The Company shall promptly give written notice of such request to the other holders of Eligible Securities and afford them the opportunity of including in the requested registration statement such of their Eligible Securities as they shall specify in a written notice given to the Company within thirty (30) days after their receipt of the Company's notice of the request for the filing of a registration statement. Following receipt of such notices, the Company shall promptly use its best efforts to cause all Eligible Securities with respect to which holders shall have so requested registration to be registered under the 1933 Act, all to the extent required to permit the sale or other disposition by the holders of the Eligible Securities so registered in the manner contemplated by such holders.

                           (b)     The Company shall not be required to file and
cause to become effective more than two registration statements at the demand of the holders of Eligible Securities made under this Section 2.

                           (c)     The term "Eligible Securities" shall mean, on
any date, the following securities held by a person who has executed this Agreement or an affiliate of such person, or any other person who is not a competitor of the Company and who acquired such securities from a person who executed this Agreement or from a transferee of such person: (i) the shares of Common Stock issued and issuable upon (W) conversion of the shares of Series B Preferred Stock and exercise of the Warrants issued in the Initial Series B Issuance, (X) exercise of the SSI Warrants, (Y) conversion of the shares of Series B Preferred Stock and exercise of the Warrants issued in the Second Series B Issuance, and (Z) exercise and/or conversion of the Series B Preferred Stock and Warrants issued in the Subsequent Financing Rounds (provided, however, that no share of Common Stock issuable upon exercise of any Warrant shall be considered an Eligible Security until that date which is one year after the date of such Warrant's issuance), (ii) plus all shares of Common Stock or other securities of the Company issued in respect of the foregoing securities (and such other securities of the Company) by way of a stock split, stock dividend, recapitalization, merger or consolidation, (iii) but exclusive of any shares

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or other securities described in the foregoing clauses sold in a public offering registered under 1933 Act or sold pursuant to Rule 144. In addition, for purposes of calculating the percentage of Eligible Securities required to effect a demand registration under Section 2(a) herein, the term Eligible Securities shall include "Registrable Securities" as such term is defined in Section
6.01(b) of the Initial Series B Agreement.

                           (d)      If within fifteen (15) days of the exercise
of a demand registration right granted under this Section, the Company notifies the holders of the Eligible Securities making such demand that the Company wishes to register securities of the same class for its own account on the registration statement being filed pursuant to the demand for offering to the public via a firm commitment underwriting, then the Company may include securities for its own account in such registration statement; provided, however, that if the managing underwriter determines and advises in writing that the inclusion of any or all such securities for the Company's account in the registration statement covered by the requests for registration made under this
Section 2 would be detrimental to the offering of the Eligible Securities being sold in such registration, then the requisite number of securities for the Company's account shall be excluded from registration hereunder.

                           (e)      If the holders of the Eligible Securities
making such demand propose to sell their Eligible Securities in a firm commitment underwriting and the managing underwriter advises such holders that not all Eligible Securities of such holders can be included in such offering, then the requisite number of Eligible Securities shall be excluded from registration on a pro rata basis among the holders of the Eligible Securities requesting such registration, based upon the number of Eligible Securities requested to be registered.

                           (f)      Provided the Company has honored its
obligations under Section 1, no demand registration right granted in this Section may be exercised during any period of time beginning on the date the Company files a registration statement with the Securities and Exchange Commission covering Eligible Securities in a firm commitment underwriting and ending on the earlier to occur of (i) the date which is 120 days after such registration statement becomes effective, (ii) the date on which the Company withdraws such registration statement with the Securities and Exchange Commission, or (iii) the date which is 180 days after the date the Company files such registration statement; provided, however, the provisions of this sentence shall only be effective if and to the extent the managing underwriter so requests.

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                           (g)      The demand registration rights granted in
this Section 2 shall expire, if not exercised prior thereto, on the date on which more than 90% of the Eligible Securities shall have been publicly sold by the holders thereof in a public offering registered under the Securities Act of 1933, pursuant to Rule 144 thereunder, or otherwise.

                           (h)      The Company shall not be required to effect
any such registration pursuant to Section 2 if the Company shall furnish to such holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer commencement of preparation of such registration statement for a period of not more than 60 days after receipt of the initiating request of the holders of Eligible Securities under this Section 2, provided, however, that the Company may not utilize this right more than once in any twelve month period.

         3.       Form S-3 Registration.

                           (a)      One or more of the registered holders of the
Eligible Securities may at any time or from time to time request in writing that the Company cause a registration statement on Form S-3 to be filed under the 1933 Act with respect to such of their Eligible Securities as they shall specify in such request. The Company shall promptly give written notice of such request to the other holders of Eligible Securities and afford them the opportunity of including in the requested registration statement on Form S-3 such of their Eligible Securities as they shall specify in a written notice given to the Company within thirty (30) days after their receipt of the Company's notice of the request for the filing of a registration statement on Form S-3. Following receipt of such notices, the Company shall promptly use its best efforts to cause all Eligible Securities with respect to which holders shall have so requested registration to be registered on Form S-3 under the 1933 Act, all to the extent required to permit the sale or other disposition by holders of the Eligible Securities so registered in the manner contemplated by such holders.

                           (b)      The Company shall not be required to effect
any such registration pursuant to this Section 3;

                                    (i)   If Form S-3 is not available for such
offering by the holders of Eligible Securities;

                                    (ii)  If the Company shall furnish to such
holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration statement to be filed on or before the date filing would be required and it is therefore essential to defer commencement of preparation of such Form S-3 registration statement for a period of not more than 60 days after receipt of the initiating request of the holders of Eligible Securities under this Section 3, provided, however, that the Company may not utilize this right more than once in any twelve month period;

                                   (iii) If the Company has already effected two
registrations for the holders of Eligible Securities pursuant to Section 3 of this Agreement during the prior twelve (12) months; or

                                   (iv)  If the gross proceeds of the proposed
offering will be or are reasonably expected to be less than $500,000; or

                                   (v)   If the Eligible Securities with respect
to which registration is requested may be sold by the holders thereof within one three-month period without compliance with the registration requirements of the 1933 Act pursuant to Rule 144, unless such holders provide to the Company the opinion of a reputable investment banking or brokerage firm that the sale of such securities pursuant to Rule 144 would not provide such holders substantially the same net proceeds as could be obtained pursuant to a sale under Form S-3.

                  4.       Registration Procedures.

                           (a)      Nothing herein imposes on the Company the
responsibility to find an investment banking firm to underwrite the offering of Eligible Securities on a firm commitment basis. The holders of Eligible Securities may, however, locate or identify an investment banking firm to underwrite such offering of Eligible Securities in which case the Company will participate in such underwritten offering by cooperating with such underwriter and entering into an underwriting agreement as described in Section 8.

                           (b)      If and whenever the Company is under an
obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Eligible Securities the Company shall, as expeditiously as practicable:

                                   (i)   prepare and file with the Securities
and Exchange Commission a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become effective;

                                    (ii)  prepare and file with the Securities
and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least 120 days and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement for such period;

                                    (iii) furnish to each selling stockholder
such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the 1933 Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Eligible Securities;

                                    (iv)  use its best efforts to register or
qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or if there is no managing underwriter, the holders of a majority of the Eligible Securities, shall request, (provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

                                    (v)   notify each seller of the Eligible
Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the appropriate period mentioned in clause (ii) of this Section 4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                                    (vi)  furnish, at the request of any holder
or holders of Eligible Securities requesting registration pursuant to this Agreement, on the date that such Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible

Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (A) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, stating that such registration statement has become effective under the 1933 Act and that (1) to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein);
(4) the description in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and all contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as any such holder or holders requesting such opinion may reasonably request; and (B) a comfort letter, dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, in the customary form.

                  5. Information to be Furnished by Holders of Eligible Securities. Each prospective seller of Eligible Securities registered or to be registered under any registration statement shall furnish to the Company such information and execute such documents regarding the Eligible Securities held by such seller and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company.

                  6.       Expenses of Registration.

                           (a)      All expenses incurred by the Company in
complying with this Agreement (other than underwriting discounts and commissions, and fees and expenses of counsel to the sellers of the Eligible Securities), including, without limitation: (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.); (ii) the fees and expenses of complying with securities and blue sky laws; (iii) reasonable expense allowances of the underwriters; (iv) printing expenses, (v) fees and disbursements of Company counsel; and (vi) the fees and expenses of the independent public accountants (including the expense of any special audits in connection with any such registration), are herein called "Registration Expenses." All underwriting discounts and commissions and fees and expenses of counsel to the sellers of the Eligible Securities applicable to the Eligible Securities covered by any such registration, are herein called "Selling Expenses."

                           (b)      The Company shall pay all Registration
Expenses in connection with piggyback registrations under Section 1, all S-3 demand registrations under Section 3, and one (1) registration per year under
Section 2. All Selling Expenses in connection with each registration pursuant to this Agreement shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration, or in such other proportions as they may agree upon. Neither the sellers of Eligible Securities nor the Company shall be required to pay any underwriter's counsel fees in any public offering made pursuant to a registration statement filed under Sections 2 or 3, unless such parties agree otherwise.

                  7.       Indemnification and Contribution.

                           (a)      To the extent permitted by law, the Company
shall indemnify and hold harmless each holder of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to a registration statement pursuant to this Agreement against any loss, claims, damages or liabilities to which any of them may become subject under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in a registration statement including Eligible Securities owned by such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by such holder or by its representative or by any underwriter on behalf of such holder.

                           (b)      To the extent permitted by law, each holder
of Eligible Securities joining in any registration statement of the Company pursuant to this Agreement shall indemnify and hold harmless the Company, its executive officers, directors, and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to a registration statement pursuant to this Agreement against any losses, claims, damages, or liabilities to which any of them may become subject under the 1933 Act or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with written information furnished to the Company by such holder or by its representative or by any underwriter on behalf of such holder for such purpose, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action; provided that such holder's liability hereunder shall not exceed the net proceeds realized by such holder from the Eligible Securities sold by it in the offering made pursuant to the registration statement.

                           (c)      Promptly after receipt by an indemnified
party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve

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such party of any liability that such party may have to any indemnified party other than under this Section 7. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the indemnifying party shall not be at the expense of the indemnifying party unless the employment of such counsel has been specifically authorized in writing by the indemnifying party. The indemnifying party shall not be liable to indemnify any person for any settlement of any such action effected without the indemnifying party's written consent.

                           (d)      In order to provide for just and equitable
contribution in circumstances in which the indemnification provided for in
Section 7(a) is applicable but for any reason is held to be unavailable from the Company with respect to all holders of Eligible Securities or any such holder, the Company and the holder or holders of Eligible Securities, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and one or more of the holders of Eligible Securities may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the holder or holders of Eligible Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities. Notwithstanding the foregoing, no holder of Eligible Securities shall be required to contribute any amount in excess of the net proceeds received by such holder from the Eligible Securities as the case may be, sold by such holder pursuant to the registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each person, if any, who controls a holder of Eligible Securities within the meaning of the Securities Act shall have the same rights to contribution as such holder.

                           (e)     The obligations of the Company and holders of
Eligible Securities under this Section 7 shall survive the completion of any offering of Eligible Securities in a registration statement under this Agreement or otherwise.

                  8. Underwriting Agreement. If Eligible Securities are sold pursuant to a registration statement in an underwritten offering pursuant to this Agreement, the Company and any person hereunder participating therein agree to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of, or, as the case may be, the seller of the securities being registered and customary covenants and agreements to be performed by such issuer or seller, including, without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company of the underwriters of such offering. If the holders initiating a registration request under Section 2 (the "Initiating Holders") notify the Company that they intend to distribute Eligible Securities covered by such request by means of an underwritten offering, the majority in interest of such Initiating Holders shall select the underwriter or underwriters for such registration.

                  9.       Limitations on Subsequent Registration Rights.

                           (a)     Any "piggyback" registration rights granted
by the Company to holders of its securities after the date hereof, other than in the Subsequent Financing Rounds, shall provide for the exclusion of such holders' securities from any registration statement registering Eligible Securities pursuant to this Agreement if either the holders of a majority of the Eligible Securities proposed to be registered or the managing underwriter determine in good faith that the inclusion of such securities would be detrimental to the offering of the Eligible Securities, or the securities to be sold for the Company's account.

                           (b)     If, subsequent to the date hereof, other than
in the Subsequent Financing Rounds, the Company grants "demand" registration rights to holders or prospective holders of its securities to demand that the Company register any securities of the Company under the 1933 Act, or any other statute then in effect corresponding to the 1933 Act, such demand registration rights shall be granted under and subject to the right of the holders of the Eligible Securities to include all or part of their Eligible Securities in any such registration on the terms and conditions of this Agreement which relate to "piggyback" registration rights under Section 1, and shall prohibit such holders from causing the Company to file and make effective such a registration statement within 120 days of the effectiveness of any underwritten registration statement registering Eligible Securities pursuant to this Agreement, when such restriction is required by the underwriter of the Eligible Securities.

                  Purchasers of Units in Subsequent Financing Rounds shall not be granted registration rights other than pursuant to this Agreement.

                  10. Transfer of Registration Rights. The registration rights conferred on the holders of Eligible Securities shall only inure to the benefit of a transferee of Eligible Securities if such transferee is not engaged in a business which competes with that of the Company or any of its Subsidiaries.

                  11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to an investor, at such investor's address set forth on the Signature Page hereto, or at such other address as such investor shall have furnished to the Company in writing, or (b) if to any other holder of Eligible Securities, at the address for such holder reflected in the Company's records,
(c) if to the Company, at National Media Corporation, 1700 Walnut Street, Philadelphia, PA 19103 (telephone (215)772-5000; facsimile (215)772-5018) and addressed to the attention of the President, or at such other address as the Company shall have furnished to the holders of Eligible Securities.

                  12. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of Eligible Securities upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of any such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of Eligible Securities of any breach or default under this Agreement, or any waiver on the part of any holder of Eligible Securities of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  13.      Miscellaneous.

                           (a)      Amendments and Waivers.  The provisions of
this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company obtains the written consent of the [holders of at least a majority of the Eligible Securities affected by such amendment, modification or supplement], provided, however, that this Section 13(a) shall not apply to amendments to this Agreement arising solely from the addition of new parties to this Agreement through their execution of counterpart signature pages as contemplated by Section 13(b) herein.

                           (b)      Counterparts.  This Agreement may be
executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The Company shall have the right to add one or more persons who purchase Units in

Subsequent Financing Rounds as parties hereto by causing such persons to sign a counterpart hereof and by sending a copy of such signed counterpart to the other parties hereto, whereupon each person so becoming a party shall become entitled to share in the rights granted hereunder without the need for any action by the other parties hereto.

                           (c)      Headings.  The headings in this Agreement
are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (d)      Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to principles of conflict of laws.

                           (e)      Severability.  If any term, provision,
covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restrictions. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                           (f)      Entire Agreement.  This Agreement is
intended by the parties to be a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. To the extent any party hereto has been granted registration rights (the "Prior Registration Rights") by the Company with respect to any securities of the Company pursuant to the Initial Series B Agreement or the Note Agreement, such party acknowledges and agrees that this Agreement supersedes and replaces such Prior Registration Rights in their entirety and any such Prior Registration Rights shall be void and shall be of no further force or effect from and after the date of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this agreement as of the date first written above.

                                     NATIONAL MEDIA CORPORATION



                                     By: /s/ Brian McAdams
                                        ------------------------------
                                      -15-

                               SCHEDULE 1
                               ----------



                  Safeguard Scientifics (Delaware), Inc.
                  Technology Leaders II L.P.
                  Technology Leaders II Offshore C.V.
                  Warren V. Musser
                  Ira M. Lubert
                  Robert E. Keith, Jr.
                  Robert A. Fox
                  Vincent G. Bell, Jr.
                  Jean C. Tempel
                  Jack L. Messman
                  Michael Boyd
                  Charles L. Andes
                  James W. Poduska, Sr., Ph.D.
                  Arthur R. Spector
                  Gary J. Anderson, M.D.
                  CIP Capital L.P.
                  Mark P. Hershhorn
                  Craig A. Streem
                  Jack Sullivan
                  Patrick Sullivan
                  Dave Bacharach
                  David Baxter
                  Peter Brice
                  Bank Cantrade (Peter Richner)
                  David Carman
                  Craig Drake
                  Tony Filiti
                  Nedra Fischer
                  William Goldstein
                  Michelle Hallman
                  Frederick Hammer
                  Frits Hulsink
                  Ton Ching Khoon
                  Yolanda Levene
                  Richard Maida
                  Simon Olswang
                  Steve Rosner
                  Stanley Schneider
                  Wolfgang Simon
                  Sylvester Stallone
                  David Stein
                  H. Dewey Yesner
                  Jon W. Yoskin, II


                                      -16-